AXP(R)
                                                                       Utilities
                                                                            Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) magnifying glass

AXP Utilities Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Basic Investing

Making money in the stock market isn't limited to trying to discover the next high-flyer in a new industry. Many investors prefer to focus instead on businesses that provide basic needs such as electricity, water and telephone service. In addition to enjoying enduring demand for their services, utilities have a track record of paying above-average dividends.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                                    3

Portfolio Manager Q & A                                              4

Fund Facts                                                           6

The 10 Largest Holdings                                              7

Making the Most of the Fund                                          8

The Fund's Long-term Performance                                     9

Board Members and Officers                                          10

Independent Auditors' Report                                        13

Financial Statements                                                14

Notes to Financial Statements                                       17

Investments in Securities                                           24

Federal Income Tax Information                                      26


--------------------------------------------------------------------------------
2 AXP UTILITIES FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

--------------------------------------------------------------------------------
3 AXP UTILITIES FUND -- ANNUAL REPORT

Portfolio Manager Q & A

Q: How did the Fund perform versus its peer group?

A: While AXP Utilities Fund outperformed relative to its peer group, it was a challenging period for the Fund, and for utility stocks in general. For the 12-month period ended June 30, 2002, the Fund's Class A shares (excluding sales charges) generated a total return of -23.98%, versus its peer group, the Lipper Utility Funds Index, which returned -25.88%. The S&P 500 Index returned -17.99% for the same time period.

Q: What factors most significantly affected performance?

A: The Fund's performance versus its benchmark was benefited by its holdings in the "plain vanilla" stocks of electric power providers and natural gas companies. This group of companies includes the stocks of regional utility companies that engage in what are considered to be the traditional utility businesses -- acting as electric power and natural gas suppliers. Also helping the Fund's performance was our decision to reduce the portfolio's exposure to the stocks of telecom companies. I eliminated the Fund's exposure to the stocks of wireless companies and holdings in long distance firms. Both of these sectors have become saturated with providers, and have suffered as a result. Therefore, our decision to cut our holdings in these areas supported performance this period. In addition, I continued to emphasize local telecom service providers whose performance generally benefited the Fund over the period.

On the other side of the coin are the stocks of larger, non-traditional or merchant utility businesses, which, over the last few years, whether by building or purchasing power plants, have become increasingly involved in nationwide electric and natural gas markets. Unlike their regional peers, these businesses have no fixed customer base, and generally rely on traders and marketers with a certain level of expertise to generate revenue. As such, the risk associated with the stocks of these companies is relatively higher than their "plain-vanilla" counterparts. The stocks of these types of utilities did not perform well over the period as investors, faced with continued volatility in the stock market, looked to perceived "safer," less risky peers as an alternative. As a result, our few holdings in this area detracted from performance.

Q: Briefly describe market conditions surrounding the period under review.

A: The environment for the stocks of utility companies was hurt in general by volatility in the stock markets, occurring in large part as a result of a weakened economy characterized by disappointing earnings and major corporate scandals like those associated with Enron and Global Crossing. In response to this, we went `back to the basics,' so to speak, by focusing on the stocks of traditional providers, both electric power utilities and local telecom services companies, which remained focused on their core traditional businesses.


--------------------------------------------------------------------------------
4 AXP UTILITIES FUND -- ANNUAL REPORT

Q: Did you make any significant shifts in portfolio composition?

A: The Fund's asset allocation has changed dramatically over the 12-month period. We substantially increased our exposure to the stocks of electric power companies, particularly stocks of more conservative, traditional companies. We also trimmed positions in stocks of telecom companies, as this sector continues to have a surplus of providers as a result of the shrinking demand for land-based telephone services. Finally, we reduced our allocation to stocks of natural gas companies, focusing instead on the stocks of smaller, regional natural gas providers.

Q: What is your outlook for the months ahead, and how are you positioning the Fund in light of your outlook?

A: While at first glance, the outlook for utilities stocks may seem grim, but we believe the portfolio's stocks of traditional utility companies should help the Fund perform relatively well. Stocks of utility companies with the ability to pay dividends should continue to be attractive and benefit the Fund over the next six to 12 months. We will still look toward the "plain vanilla" companies of more traditional natural gas and electric suppliers for performance, and cautiously approach the stocks of larger, non-traditional energy suppliers, taking on these riskier stocks as overall market conditions begin to improve. However, due to the current surplus of electric power plants and telecom providers, a situation that will not likely even out for some time, it is unlikely that we will see a dramatic improvement in the performance of the overall utility sector in the short-term.

As indicators in the economy's manufacturing sector improve, because gas and electric companies function as the underpinning of manufacturing businesses, the performance of the stocks of gas and electric companies should improve as well. The same is true of the stocks of many telecom companies, where the market is saturated with an overabundance of long distance and wireless providers. We continue to believe the Fund can serve as a satellite holding for investors with a solid core portfolio -- particularly those investors seeking good diversification and the potential for favorable long-term total return.


--------------------------------------------------------------------------------
5  AXP UTILITIES FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2002                                                       $6.59
June 30, 2001                                                       $9.23
Decrease                                                            $2.64

Distributions -- July 1, 2001 - June 30, 2002
From income                                                         $0.18
From long-term capital gains                                        $0.29
Total distributions                                                 $0.47
Total return*                                                     -23.98%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2002                                                       $6.54
June 30, 2001                                                       $9.17
Decrease                                                            $2.63

Distributions -- July 1, 2001 - June 30, 2002
From income                                                         $0.12
From long-term capital gains                                        $0.29
Total distributions                                                 $0.41
Total return*                                                     -24.65%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2002                                                       $6.54
June 30, 2001                                                       $9.17
Decrease                                                            $2.63

Distributions -- July 1, 2001 - June 30, 2002
From income                                                         $0.12
From long-term capital gains                                        $0.29
Total distributions                                                 $0.41
Total return*                                                     -24.64%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
June 30, 2002                                                       $6.59
June 30, 2001                                                       $9.24
Decrease                                                            $2.65

Distributions -- July 1, 2001 - June 30, 2002
From income                                                         $0.20
From long-term capital gains                                        $0.29
Total distributions                                                 $0.49
Total return*                                                     -23.92%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

--------------------------------------------------------------------------------
6 AXP UTILITIES FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                      Percent                      Value
                                  (of net assets)          (as of June 30, 2002)
Dominion Resources                     6.5%                  $105,568,000
Verizon Communications                 4.9                     80,300,000
TXU                                    4.7                     77,100,000
BellSouth                              4.3                     69,300,000
DTE Energy                             4.1                     66,960,000
Entergy                                3.9                     63,660,000
Sempra Energy                          3.7                     59,751,000
Progress Energy                        3.5                     57,211,000
Public Service Enterprise Group        3.5                     56,290,000
FPL Group                              3.3                     53,991,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of pie chart)

The 10 holdings listed here make up 42.4% of net assets

--------------------------------------------------------------------------------
7 AXP UTILITIES FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$20                              $20
$15                   $16  $18
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$20
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun.
$20
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.


--------------------------------------------------------------------------------
8 AXP UTILITIES FUND -- ANNUAL REPORT

The Fund's Long-term Performance

Value of your $10,000 in AXP Utilities Fund
(line graph)

$50,000


$40,000
                                            Lipper Utility Funds Index
                           S&P 500 Index
$30,000

                                                                         $21,675
$20,000                                                       AXP Utilities Fund
                                                                         Class A
   $9,425

'92     '93    '94      '95     '96     '97     '98    '99     '00    '01    '02

Average Annual Total Returns (as of June 30, 2002)

                  1 year      5 years     10 years  Since inception
Class A          -28.35%      +3.60%        +8.04%        N/A
Class B          -27.50%      +3.89%          N/A       +8.67%*
Class C          -24.64%        N/A           N/A      -11.91%**
Class Y          -23.92%      +4.94%          N/A       +9.63%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 7/1/92 to 6/30/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $12,622. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Utility Funds Index. In comparing AXP Utilities Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

The Lipper Utility Funds Index, published by Lipper Inc., includes up to 30 of the largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
9  AXP UTILITIES FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held with    Principal occupations during past   Other directorships
                                Registrant and        five years
                                length of service
------------------------------- --------------------- ----------------------------------- ------------------------------------
H. Brewster Atwater, Jr.        Board member since    Retired chair and chief executive
4900 IDS Tower                  1996                  officer, General Mills, Inc.
Minneapolis, MN 55402                                 (consumer foods)
Born in 1931
------------------------------- --------------------- ----------------------------------- ------------------------------------
Arne H. Carlson                 Chair of the Board    Chair, Board Services Corporation
901 S. Marquette Ave.           since 1999            (provides administrative services
Minneapolis, MN 55402                                 to boards), former Governor of
Born in 1934                                          Minnesota
------------------------------- --------------------- ----------------------------------- ------------------------------------
Lynne V. Cheney                 Board member since    Distinguished Fellow, AEI           The Reader's Digest Association
American Enterprise Institute   1994                                                      Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- --------------------- ----------------------------------- ------------------------------------
Livio D. DeSimone               Board member since    Retired chair of the board and      Cargill, Incorporated (commodity
30 Seventh Street East          2001                  chief executive officer,            merchants and processors), Target
Suite 3050                                            Minnesota Mining and                Corporation (department stores),
St. Paul, MN 55101-4901                               Manufacturing (3M)                  General Mills, Inc. (consumer
Born in 1936                                                                              foods), Vulcan Materials Company
                                                                                          (construction materials/chemicals),
                                                                                          Milliken & Company (textiles and
                                                                                          chemicals) and Nexia
                                                                                          Biotechnologies, Inc.
------------------------------- --------------------- ----------------------------------- ------------------------------------
Ira D. Hall                     Board member since    Private investor; formerly with     Imagistics International, Inc.
Texaco, Inc.                    2001                  Texaco Inc., treasurer, 1999-2001   (office equipment), Reynolds &
2000 Westchester Avenue                               and general manager, alliance       Reynolds Company (information
White Plains, NY 10650                                management operations, 1998-1999.   services), TECO Energy, Inc.
Born in 1944                                          Prior to that, director,            (energy holding company), The
                                                      International Operations IBM Corp.  Williams Companies, Inc. (energy distribution company)
------------------------------- --------------------- ----------------------------------- ------------------------------------
Heinz F. Hutter                 Board member since    Retired president and chief
P.O. Box 2187                   1994                  operating officer, Cargill,
Minneapolis, MN 55402                                 Incorporated (commodity merchants
Born in 1929                                          and processors)
------------------------------- --------------------- ----------------------------------- ------------------------------------
Anne P. Jones                   Board member since    Attorney and consultant             Motorola, Inc. (electronics)
5716 Bent Branch Rd.            1985
Bethesda, MD 20816
Born in 1935
------------------------------- --------------------- ----------------------------------- ------------------------------------

--------------------------------------------------------------------------------
10 AXP UTILITIES FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held with    Principal occupations during past    Other directorships
                                Registrant and        five years
                                length of service
------------------------------- --------------------- ------------------------------------ ------------------------------------
Stephen R. Lewis, Jr.           Board member since    Retired president and professor of
901 Marquette Ave.              2002                  economics, Carleton College
Minneapolis, MN 55402
Born in 1939
------------------------------- --------------------- ------------------------------------ ------------------------------------
William R. Pearce               Board member since    RII Weyerhaeuser World Timberfund,
2050 One Financial Plaza        1980                  L.P. (develops timber resources) -
Minneapolis, MN 55402                                 management committee; former
Born in 1927                                          chair, American Express Funds
------------------------------- --------------------- ------------------------------------ ------------------------------------
Alan G. Quasha                  Board member since    President, Quadrant Management,      Compagnie Financiere Richemont AG
720 Fifth Avenue                2002                  Inc. (management of private          (luxury goods)
New York, NY 10019                                    equities)
Born 1949
------------------------------- --------------------- ------------------------------------ ------------------------------------
Alan K. Simpson                 Board member since    Former three-term United States      Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave.              1997                  Senator for Wyoming
Cody, WY 82414
Born in 1931
------------------------------- --------------------- ------------------------------------ ------------------------------------
C. Angus Wurtele                Board member since    Retired chair of the board and       Bemis Corporation (packaging)
4900 IDS Tower                  1994                  chief executive officer, The
Minneapolis, MN 55402                                 Valspar Corporation
Born in 1934
------------------------------- --------------------- ------------------------------------ ------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age              Position held with    Principal occupations during past    Other directorships
                                Registrant and        five years
                                length of service
------------------------------- --------------------- ------------------------------------ ------------------------------------
David R. Hubers                 Board member since    Retired chief executive officer      Chronimed Inc. (specialty
50643 AXP Financial Center      1993                  and director of AEFC                 pharmaceutical distribution), RTW
Minneapolis, MN 55474                                                                      Inc. (manages worker's
Born in 1943                                                                               compensation programs), Lawson
                                                                                           Software, Inc. (technology based
                                                                                           business applications)
------------------------------- --------------------- ------------------------------------ ------------------------------------
John R. Thomas                  Board member since    Senior vice president -
50652 AXP Financial Center      1987, president       information and technology of AEFC
Minneapolis, MN 55474           since 1997
Born in 1937
------------------------------- --------------------- ------------------------------------ ------------------------------------
William F. Truscott             Board member since    Senior vice president - chief
53600 AXP Financial Center      2001, vice president  investment officer of AEFC; former
Minneapolis, MN 55474           since 2002            chief investment officer and
Born in 1960                                          managing director, Zurich Scudder
                                                      Investments
------------------------------- --------------------- ------------------------------------ ------------------------------------

--------------------------------------------------------------------------------
11 AXP UTILITIES FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held with     Principal occupations during past    Other directorships
                                Registrant and         five years
                                length of service
------------------------------- ---------------------- ------------------------------------ ------------------------------------
Leslie L. Ogg                   Vice president,        President of Board Services
901 S. Marquette Ave.           general counsel and    Corporation
Minneapolis, MN 55402           secretary since 1978
Born in 1938
------------------------------- ---------------------- ------------------------------------ ------------------------------------
Paul D. Pearson                 Acting treasurer       Vice president - managed
222 AXP Financial Center        since 2002             assets/investment accounting,
Minneapolis, MN 55474                                  AEFC, 1998 to present; vice
Born in 1956                                           president-mutual fund
                                                       administrative services, Piper
                                                       Capital Management, 1994-1998
------------------------------- ---------------------- ------------------------------------ ------------------------------------
Stephen W. Roszell              Vice president since   Senior vice president -
50239 AXP Financial Center      2002                   institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
------------------------------- ---------------------- ------------------------------------ ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
12 AXP UTILITIES FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP UTILITIES INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Utilities Fund (a series of AXP Utilities Income Fund, Inc.) as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2002, and the financial highlights for each of the years in the five-year period ended June 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Utilities Fund as of June 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 2, 2002


--------------------------------------------------------------------------------
13 AXP UTILITIES FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Utilities Fund

June 30, 2002
Assets
Investments in securities, at value (Note 1)*
    (identified cost $1,619,716,301)                                                                 $1,625,592,057
Capital shares receivable                                                                                    13,041
Dividends and accrued interest receivable                                                                 3,807,082
Receivable for investment securities sold                                                                20,673,514
                                                                                                         ----------
Total assets                                                                                          1,650,085,694
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           770,149
Capital shares payable                                                                                       24,646
Payable for investment securities purchased                                                              12,927,040
Payable upon return of securities loaned (Note 5)                                                         5,434,900
Accrued investment management services fee                                                                   25,763
Accrued distribution fee                                                                                     22,076
Accrued service fee                                                                                               4
Accrued transfer agency fee                                                                                   6,171
Accrued administrative services fee                                                                           1,531
Other accrued expenses                                                                                      181,335
                                                                                                            -------
Total liabilities                                                                                        19,393,615
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,630,692,079
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,481,468
Additional paid-in capital                                                                            2,068,027,222
Undistributed net investment income                                                                         603,736
Accumulated net realized gain (loss) (Note 7)                                                          (446,296,959)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                    5,876,612
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                             $1,630,692,079
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $1,085,639,986
                                                           Class B                                   $  531,370,505
                                                           Class C                                   $   12,217,990
                                                           Class Y                                   $    1,463,598
Net asset value per share of outstanding capital stock:    Class A shares   164,841,673              $         6.59
                                                           Class B shares    81,216,388              $         6.54
                                                           Class C shares     1,866,785              $         6.54
                                                           Class Y shares       221,986              $         6.59
                                                                                -------              --------------
* Including securities on loan, at value (Note 5)                                                    $    5,316,750
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP UTILITIES FUND -- ANNUAL REPORT

Statement of operations
AXP Utilities Fund

Year ended June 30, 2002
Investment income
Income:
Dividends                                                                                             $  67,536,814
Interest                                                                                                  4,202,049
    Less foreign taxes withheld                                                                            (123,632)
                                                                                                           --------
Total income                                                                                             71,615,231
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                       12,532,151
Distribution fee
    Class A                                                                                               3,484,886
    Class B                                                                                               6,837,006
    Class C                                                                                                 126,826
Transfer agency fee                                                                                       2,888,160
Incremental transfer agency fee
    Class A                                                                                                 206,305
    Class B                                                                                                 191,800
    Class C                                                                                                   5,280
Service fee -- Class Y                                                                                        1,600
Administrative services fees and expenses                                                                   726,901
Compensation of board members                                                                                20,435
Custodian fees                                                                                              142,914
Printing and postage                                                                                        264,967
Registration fees                                                                                           112,912
Audit fees                                                                                                   28,000
Other                                                                                                        21,254
                                                                                                             ------
Total expenses                                                                                           27,591,397
    Earnings credits on cash balances (Note 2)                                                              (50,035)
                                                                                                            -------
Total net expenses                                                                                       27,541,362
                                                                                                         ----------
Investment income (loss) -- net                                                                          44,073,869
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                     (442,808,131)
    Foreign currency transactions                                                                           (33,881)
                                                                                                            -------
Net realized gain (loss) on investments                                                                (442,842,012)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                 (194,730,688)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (637,572,700)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(593,498,831)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 AXP UTILITIES FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Utilities Fund

Year ended June 30,                                                                      2002               2001
Operations and distributions
Investment income (loss) -- net                                                    $   44,073,869     $  34,164,185
Net realized gain (loss) on investments                                              (442,842,012)       78,795,786
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies               (194,730,688)       (6,116,542)
                                                                                     ------------        ----------
Net increase (decrease) in net assets resulting from operations                      (593,498,831)      106,843,429
                                                                                     ------------       -----------
Distributions to shareholders from:
    Net investment income
       Class A                                                                        (32,673,283)      (22,658,222)
       Class B                                                                        (10,703,955)       (9,126,178)
       Class C                                                                           (202,648)          (66,976)
       Class Y                                                                            (22,630)          (19,569)
    Net realized gain
       Class A                                                                        (51,289,191)      (64,882,637)
       Class B                                                                        (25,381,681)      (30,197,477)
       Class C                                                                           (468,673)         (194,083)
       Class Y                                                                            (54,784)          (53,719)
                                                                                          -------           -------
Total distributions                                                                  (120,796,845)     (127,198,861)
                                                                                     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                           168,355,795       419,312,907
    Class B shares                                                                    119,657,186       315,386,779
    Class C shares                                                                      7,849,984        13,282,893
    Class Y shares                                                                      1,507,136         1,082,902
Reinvestment of distributions at net asset value
    Class A shares                                                                     80,017,785        83,784,896
    Class B shares                                                                     35,215,240        38,457,478
    Class C shares                                                                        660,286           255,586
    Class Y shares                                                                         77,726            73,496
Payments for redemptions
    Class A shares                                                                   (390,434,325)     (278,673,717)
    Class B shares (Note 2)                                                          (229,002,186)     (146,828,644)
    Class C shares (Note 2)                                                            (3,929,267)         (891,948)
    Class Y shares                                                                     (1,268,351)         (430,440)
                                                                                       ----------          --------
Increase (decrease) in net assets from capital share transactions                    (211,292,991)      444,812,188
                                                                                     ------------       -----------
Total increase (decrease) in net assets                                              (925,588,667)      424,456,756
Net assets at beginning of year                                                     2,556,280,746     2,131,823,990
                                                                                    -------------     -------------
Net assets at end of year                                                          $1,630,692,079    $2,556,280,746
                                                                                   ==============    ==============
Undistributed net investment income                                                $      603,736    $      195,169
                                                                                   --------------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP UTILITIES FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Utilities Fund (formerly known as AXP Utilities Income Fund, Inc.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Utilities Income Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Utilities Income Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies in the utilities industry.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 AXP UTILITIES FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 AXP UTILITIES FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $62,786 and accumulated net realized loss has been decreased by $62,786.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                            2002                2001
Class A
Distributions paid from:
    Ordinary income                     $32,673,283         $22,658,222
    Long-term capital gain               51,289,191          64,882,637

Class B
Distributions paid from:
    Ordinary income                      10,703,955           9,126,178
    Long-term capital gain               25,381,681          30,197,477

Class C
Distributions paid from:
    Ordinary income                         202,648              66,976
    Long-term capital gain                  468,673             194,083

Class Y
Distributions paid from:
    Ordinary income                          22,630              19,569
    Long-term capital gain                   54,784              53,719

As of June 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $     603,737
Accumulated gain (loss)                                   $(399,011,777)
Unrealized appreciation (depreciation)                    $ (41,408,571)

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


--------------------------------------------------------------------------------
19 AXP UTILITIES FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $482,448 for the year ended June 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,470,333 for Class A, $839,992 for Class B and $7,279 for Class C for the year ended June 30, 2002.

During the year ended June 30, 2002, the Fund's custodian and transfer agency fees were reduced by $50,035 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


--------------------------------------------------------------------------------
20 AXP UTILITIES FUND -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,039,217,658 and $2,264,262,435 respectively, for the year ended June 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $141,762 for the year ended June 30, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                         Year ended June 30, 2002
                                          Class A            Class B       Class C          Class Y
Sold                                     20,979,795        15,052,485     1,004,892         191,382
Issued for reinvested distributions      10,830,246         4,796,217        90,134          11,054
Redeemed                                (51,591,981)      (30,156,901)     (527,339)       (163,205)
                                        -----------       -----------      --------        --------
Net increase (decrease)                 (19,781,940)      (10,308,199)      567,687          39,231
                                        -----------       -----------       -------          ------

                                                         Year ended June 30, 2001
                                          Class A            Class B       Class C          Class Y
Sold                                     42,488,070        32,058,882     1,347,780         109,560
Issued for reinvested distributions       8,562,291         3,943,426        26,376           7,514
Redeemed                                (28,407,918)      (15,068,003)      (91,704)        (43,361)
                                        -----------       -----------       -------         -------
Net increase (decrease)                  22,642,443        20,934,305     1,282,452          73,713
                                         ----------        ----------     ---------          ------

5. LENDING OF PORTFOLIO SECURITIES
As of June 30, 2002, securities valued at $5,316,750 were on loan to brokers. For collateral, the Fund received $5,434,900 in cash. Income from securities lending amounted to $98,421 for the year ended June 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended June 30, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $399,011,777 as of June 30, 2002, that if not offset by capital gains, will expire in 2010 and 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
21 AXP UTILITIES FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2002     2001     2000    1999     1998
Net asset value, beginning of period                                    $ 9.23    $9.16    $9.91   $8.98   $ 8.04
Income from investment operations:
Net investment income (loss)                                               .19      .14      .19     .21      .24
Net gains (losses) (both realized and unrealized)                        (2.36)     .45     (.03)   1.52     1.93
Total from investment operations                                         (2.17)     .59      .16    1.73     2.17
Less distributions:
Dividends from net investment income                                      (.18)    (.13)    (.18)   (.21)    (.23)
Distributions from realized gains                                         (.29)    (.39)    (.73)   (.59)   (1.00)
Total distributions                                                       (.47)    (.52)    (.91)   (.80)   (1.23)
Net asset value, end of period                                          $ 6.59    $9.23    $9.16   $9.91   $ 8.98

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1,086   $1,704   $1,484  $1,372     $973
Ratio of expenses to average daily net assets(c)                         1.06%    1.03%     .99%    .86%     .86%
Ratio of net investment income (loss) to average daily net assets        2.36%    1.62%    1.97%   2.23%    2.81%
Portfolio turnover rate (excluding short-term securities)                 106%      85%      89%     71%      83%
Total return(e)                                                        (23.98%)   6.14%    1.68%  20.15%   28.40%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2002     2001     2000    1999     1998
Net asset value, beginning of period                                    $ 9.17    $9.16    $9.91   $8.98   $ 8.04
Income from investment operations:
Net investment income (loss)                                               .12      .06      .12     .14      .17
Net gains (losses) (both realized and unrealized)                        (2.34)     .45     (.03)   1.52     1.94
Total from investment operations                                         (2.22)     .51      .09    1.66     2.11
Less distributions:
Dividends from net investment income                                      (.12)    (.11)    (.11)   (.14)    (.17)
Distributions from realized gains                                         (.29)    (.39)    (.73)   (.59)   (1.00)
Total distributions                                                       (.41)    (.50)    (.84)   (.73)   (1.17)
Net asset value, end of period                                          $ 6.54    $9.17    $9.16   $9.91   $ 8.98

Ratios/supplemental data
Net assets, end of period (in millions)                                   $531     $839     $646    $460     $201
Ratio of expenses to average daily net assets(c)                         1.83%    1.80%    1.75%   1.63%    1.62%
Ratio of net investment income (loss) to average daily net assets        1.59%     .86%    1.21%   1.45%    2.01%
Portfolio turnover rate (excluding short-term securities)                 106%      85%      89%     71%      83%
Total return(e)                                                        (24.65%)   5.27%     .97%  19.29%   27.47%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP UTILITIES FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2002     2001     2000(b)
Net asset value, beginning of period                                    $ 9.17    $9.16    $9.37
Income from investment operations:
Net investment income (loss)                                               .12      .06       --
Net gains (losses) (both realized and unrealized)                        (2.34)     .45     (.21)
Total from investment operations                                         (2.22)     .51     (.21)
Less distributions:
Dividends from net investment income                                      (.12)    (.11)      --
Distributions from realized gains                                         (.29)    (.39)      --
Total distributions                                                       (.41)    (.50)      --
Net asset value, end of period                                          $ 6.54    $9.17    $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                    $12      $12      $--
Ratio of expenses to average daily net assets(c)                         1.84%    1.80%    1.75%(d)
Ratio of net investment income (loss) to average daily net assets        1.63%     .88%    1.21%(d)
Portfolio turnover rate (excluding short-term securities)                 106%      85%      89%
Total return(e)                                                        (24.64%)   5.27%   (2.35%)

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                             2002     2001     2000    1999     1998
Net asset value, beginning of period                                    $ 9.24    $9.16    $9.91   $8.98   $ 8.04
Income from investment operations:
Net investment income (loss)                                               .20      .15      .20     .22      .24
Net gains (losses) (both realized and unrealized)                        (2.36)     .45     (.02)   1.52     1.94
Total from investment operations                                         (2.16)     .60      .18    1.74     2.18
Less distributions:
Dividends from net investment income                                      (.20)    (.13)    (.20)   (.22)    (.24)
Distributions from realized gains                                         (.29)    (.39)    (.73)   (.59)   (1.00)
Total distributions                                                       (.49)    (.52)    (.93)   (.81)   (1.24)
Net asset value, end of period                                          $ 6.59    $9.24    $9.16   $9.91   $ 8.98

Ratios/supplemental data
Net assets, end of period (in millions)                                     $1       $2       $1     $--      $--
Ratio of expenses to average daily net assets(c)                          .90%     .88%     .83%    .79%     .79%
Ratio of net investment income (loss) to average daily net assets        2.54%    1.79%    2.14%   2.18%    3.02%
Portfolio turnover rate (excluding short-term securities)                 106%      85%      89%     71%      83%
Total return(e)                                                        (23.92%)   6.29%    1.88%  20.25%   28.43%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 AXP UTILITIES FUND -- ANNUAL REPORT

Investments in Securities

AXP Utilities Fund
June 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (87.1%)
Issuer                                                  Shares         Value(a)

Communications equipment & services (4.9%)
Verizon Communications                               2,000,000       $80,300,000

Energy (5.4%)
Atmos Energy                                           500,000        11,720,000
ChevronTexaco                                          200,000        17,700,000
Conoco                                                 300,000         8,340,000
FirstEnergy                                          1,000,000        33,380,000
Kerr-McGee                                             300,000        16,065,000
Total                                                                 87,205,000

Energy equipment & services (3.5%)
Progress Energy                                      1,100,000        57,211,000

Utilities -- electric (54.4%)
Allete                                                 600,000        16,260,000
American Electric Power                              1,100,000        44,022,000
American Water Works                                   400,000        17,284,000
CH Energy Group                                        150,000         7,423,500
Cinergy                                                700,000        25,193,000
Cleco                                                  400,000         8,760,000
Consolidated Edison                                    400,000        16,700,000
Constellation Energy Group                           1,500,000        44,010,000
Dominion Resources                                   1,600,000       105,568,000
DTE Energy                                           1,500,000        66,960,000
Duke Energy                                          1,000,000        31,100,000
E.ON ADR                                               450,000(c)     26,109,000
Edison Intl                                            800,000(b)     13,600,000
Entergy                                              1,500,000        63,660,000
Exelon                                                 900,000        47,070,000
FPL Group                                              900,000        53,991,000
MDU Resources Group                                    700,000        18,536,000
Pinnacle West Capital                                  450,000        17,775,000
PPL                                                    600,000        19,848,000
Public Service
   Enterprise Group                                  1,300,000        56,290,000
Sempra Energy                                        2,700,000        59,751,000
Southern Co                                            800,000        21,920,000
TECO Energy                                          1,055,000        25,847,500
TXU                                                  1,500,000        77,100,000
Total                                                                884,778,000

Utilities -- gas (9.4%)
AGL Resources                                          700,000        16,387,000
El Paso                                                700,000        14,427,000
Equitable Resources                                    400,000        13,720,000
KeySpan                                              1,397,400        52,612,110
New Jersey Resources                                   750,000        22,387,500
NICOR                                                  250,000        11,437,500
Questar                                                600,000        14,916,000
Vectren                                                250,000         6,225,000
Total                                                                152,112,110

Utilities -- telephone (9.7%)
BCE                                                    500,000(c)      8,710,000
BellSouth                                            2,200,000        69,300,000
CenturyTel                                           1,300,000        38,350,000
SBC Communications                                   1,000,000        30,500,000
Telefonos de Mexico ADR Cl L                           350,000(c)     11,228,000
Total                                                                158,088,000

Total common stocks
(Cost: $1,409,778,127)                                            $1,419,694,110

Preferred stocks (3.8%)
Issuer                                                  Shares          Value(a)
American Electric Power
    9.25% Cv                                           150,000        $7,384,500
Dominion Resources
    9.50% Cv                                           200,000        12,140,000
DTE Energy
    8.75% Cv                                           290,000         7,612,500
Duke Energy
    8.25% Cv                                           400,000         9,000,000
NRG Energy
    6.50% Cv                                           486,200         5,494,060
Sempra Energy
    8.50% Cv                                           400,000         9,240,000
TXU
    8.75% Cv                                           212,000        11,490,400
Total preferred stocks
(Cost: $66,404,242)                                                  $62,361,460

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP UTILITIES FUND -- ANNUAL REPORT

Short-term securities (8.8%)
Issuer                         Annualized             Amount         Value(a)
                              yield on date         payable at
                               of purchase           maturity

U.S. government agencies (6.4%)
Federal Home Loan Bank Disc Nts
    07-12-02                      1.74%             $3,800,000        $3,797,344
    07-17-02                      1.71              20,000,000        19,981,950
    08-14-02                      1.72              16,400,000        16,365,592
    09-18-02                      1.74               7,000,000         6,973,729
Federal Home Loan Mtge Corp Disc Nts
    07-16-02                      1.71               1,100,000         1,099,060
    07-29-02                      1.70              14,500,000        14,478,774
    07-30-02                      1.72               3,700,000         3,694,360
Federal Natl Mtge Assn Disc Nts
    08-08-02                      1.84               8,900,000         8,883,334
    09-11-02                      1.72              28,000,000        27,904,239
    09-25-02                      1.74               1,100,000         1,095,377
Total                                                                104,273,759

Commercial paper (2.4%)
Barton Capital
    07-15-02                      1.80               8,200,000(d)      8,193,030
Caterpillar Financial Services
    07-15-02                      1.77               2,400,000         2,397,994
Corporate Receivables
    08-01-02                      1.79               5,400,000(d)      5,390,871
Falcon Asset
    07-18-02                      1.81               7,100,000(d)      7,092,860
Pfizer
    07-15-02                      1.72              10,000,000(d)      9,991,878
SBC Communications
    07-19-02                      1.77               1,700,000(d)      1,698,044
Southern Co Funding
    07-12-02                      1.80               2,300,000(d)      2,298,390
Windmill Funding
    07-01-02                      1.85               2,200,000(d)      2,199,661
Total                                                                 39,262,728

Total short-term securities
(Cost: $143,533,932)                                                $143,536,487

Total investments in securities
(Cost: $1,619,716,301)(e)                                         $1,625,592,057

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)   Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of June 30, 2002, the value of foreign securities represented 2.8% of net assets.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) At June 30, 2002, the cost of securities for federal income tax purposes was $1,667,001,484 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 43,063,793
      Unrealized depreciation                                       (84,473,220)
                                                                    -----------
      Net unrealized depreciation                                  $(41,409,427)
                                                                   ------------

--------------------------------------------------------------------------------
25 AXP UTILITIES FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Utilities Fund
Fiscal year ended June 30, 2002

Class A
Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                Per share
Sept. 27, 2001                                              $0.04670
Dec. 20, 2001                                                0.04668
March 21, 2002                                               0.04346
June 21, 2002                                                0.04658
Total                                                       $0.18342

Capital gain distribution taxable as long-term capital gain.
Payable date                                                Per share
Dec. 20, 2001                                               $0.28928
Total distributions                                         $0.47270

Class B
Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                Per share
Sept. 27, 2001                                              $0.03117
Dec. 20, 2001                                                0.03134
March 21, 2002                                               0.02711
June 21, 2002                                                0.03294
Total                                                       $0.12256

Capital gain distribution taxable as long-term capital gain.

Payable date                                                Per share
Dec. 20, 2001                                               $0.28928
Total distributions                                         $0.41184

--------------------------------------------------------------------------------
26 AXP UTILITIES FUND -- ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                Per share
Sept. 27, 2001                                              $0.03150
Dec. 20, 2001                                                0.03125
March 21, 2002                                               0.02723
June 21, 2002                                                0.03290
Total                                                       $0.12288

Capital gain distribution taxable as long-term capital gain.

Payable date                                                Per share
Dec. 20, 2001                                               $0.28928
Total distributions                                         $0.41216

Class Y
Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                Per share
Sept. 27, 2001                                              $0.05051
Dec. 20, 2001                                                0.05000
March 21, 2002                                               0.04724
June 21, 2002                                                0.04958
Total                                                       $0.19733

Capital gain distribution taxable as long-term capital gain.

Payable date                                                Per share
Dec. 20, 2001                                               $0.28928
Total distributions                                         $0.48661

--------------------------------------------------------------------------------
27 AXP UTILITIES FUND -- ANNUAL REPORT

AXP Utilities Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

Ticker Symbol
Class A: INUTX    Class B: IUTBX
Class C: ACUIX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                          (logo)
                                                                        American
                                                                         Express

                                                                 S-6341 W (8/02)